united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23066

Northern Lights Fund Trust IV

(Exact name of registrant as specified in charter)

17645 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Jen Farrell, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 11/30

Date of reporting period: 5/31/19

Item 1. Reports to Stockholders.

Moerus Worldwide Value Fund

Class N Shares (MOWNX)
Institutional Class Shares (MOWIX)

Semi-Annual Report
May 31, 2019

1-844-663-7871
www.moerusfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Moerus Worldwide Value Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Foreside Fund Services, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.moerusfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Moerus Worldwide Value Fund Semi-Annual Shareholder Letter: Six Months Ended May 31, 2019

Dear Fellow Investors:

It is our pleasure to update you on recent developments regarding the Moerus Worldwide Value Fund (the “Fund”). In this Semi-Annual Shareholder Letter covering the six months ended May 31, 2019, we will discuss performance, investment activity, how we invest in a world in which value investors seem to be an endangered species, and an emerging theme in the portfolio. We thank you very much for your support, and as always, we welcome any feedback that you might have.

Fund Performance (as of May 31, 2019)*

			Since Inception**
Fund/Index	6-Months	1-year	Cumulative	Annualized
Moerus Worldwide Value Fund - Class N	-1.22%	-10.41%	9.97%	3.22%
Moerus Worldwide Value Fund - Institutional Class	-1.21%	-10.26%	10.65%	3.45%
MSCI AC World Index Net (USD) ***	1.40%	-1.29%	29.74%	9.07%

*	Performance data quoted is historical and is net of fees and expenses.

**	Inception date is May 31, 2016.

***	The MSCI AC World Index Net (USD) captures large and mid-cap representation across 23 Developed Market and 26 Emerging Market countries. With 2,852 constituents, the index covers approximately 85% of the global investable equity opportunity set. You cannot invest directly in an index.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Returns are shown net of fees and expenses and assume reinvestment of dividends and other income. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Please call 1 (844) MOERUS1 or visit www.moerusfunds.com for most recent month end performance.

Investment performance reflects expense limitations in effect. In the absence of such expense limitations, total return would be reduced. The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March, 31, 2020, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, brokerage fees and commissions, borrowing costs, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, or extraordinary expenses such as litigation) will not exceed 1.65% and 1.40% for Class N and Institutional Class Shares, respectively.

With regard to the table above, as always, please note that the Fund’s performance data is noted simply for informational purposes for our fellow investors. The Fund seeks to invest with a long-term time horizon, of five years or more, and it is not managed with any short-term performance objectives or benchmark considerations in mind. The investment objective of the Fund is long-term capital appreciation, and we manage the Fund with the goal of achieving attractive risk-adjusted performance over the long term.

With that said, the Fund declined slightly (-1.2%) during the First Half of its Fiscal 20191, following a very painful 2018. By comparison, the Fund’s benchmark, the MSCI All-Country World Index (ACWI, Net) was up modestly (1.4%). In some ways, these six months saw market

[1]	Please note that “First Half” refers to the Fund’s 2019 Fiscal Year, or the six months ended May 31, 2019.

www.moerusfunds.com

sentiment and psychology largely pick up where they left off in 2018. We probably sound like a broken record by now – if so, our apologies – but in our view, it was yet another period in which macroeconomic and geopolitical factors seemed to trump (no pun intended) underlying value and business fundamentals in driving stock price fluctuations. Markets waxed and waned along with investor sentiment that swung wildly, sometimes from one day to the next, seemingly heavily influenced by the headlines and a wide variety of short-term considerations.

Perhaps most maddeningly, markets at times seemed to be moved most of all by whimsical presidential tweets and the (over) analysis of countless self-proclaimed Fed-watching pundits, who have endlessly dissected and interpreted everything said (and unsaid) by central bank officials in predicting future interest rate moves (apparently the be-all and end-all of investing today). While the absolute return numbers for both the Fund and the benchmark after six months were relatively close to unchanged, there was a lot of macro-fueled volatility along the way. The benchmark, for example, was down 7% in December (narrative: Fed officials sound like they are going to be more hawkish). Then it was up 7.9% in January (narrative: Fed officials signal that they will be careful and patient given the market’s reaction in December; maybe they’ll even cut rates). Fast forward to May: the benchmark was down 5.9% (narrative: Fed Chairman Powell sounds more ambiguous about cuts than had been hoped, and U.S. President Trump ratchets up the trade conflict with China). In June (after the close of the Fund’s First Half), markets turned strongly positive again (narrative: given the escalating trade conflict, the Fed is now more likely to cut rates; perhaps the question now is how many times). Needless to say, it was the latest in a succession of difficult periods for those, like us, who strive to remain focused on long-term, fundamental, bottom-up value opportunities.

This focus on long-term, fundamental, bottom-up value opportunities is exactly what we believe is most important. This is not uncharted territory for us, we have been here before. While the Fund’s underperformance versus the benchmark over the past year and a half has been painful, we believe that the current environment has resulted in the Fund having a portfolio of holdings potentially primed for outperformance. In almost all cases where the prices of securities of the Fund’s holdings have declined, fundamentals at the companies have actually been stable or improving; and in many cases actions outside of the normal “going-concern” course of business have taken place (share buybacks, asset sales, acquisitions and other corporate actions). We believe that these actions can create significant shareholder value over the long term. Importantly, with few exceptions, the makeup of the Fund is largely unchanged as our conviction in these companies remains very strong. While the recent past has been a challenging environment for the Fund, we continue to have high conviction that the value in the Fund’s holdings will be realized. Markets like today’s, where there is a striking divergence between the “haves” and the “have nots” (more on this later), tend to create attractive opportunities for long-term, patient investors. We believe that we have many of these such opportunities in the Fund today.

The Fund’s “Sins” of Omission and Commission

Despite the conviction we have in the Fund’s portfolio today, our sticking to our knitting and staying true to our asset-based value investment approach has been painful, as we have found ourselves swimming against the tide in terms of short-term performance. Growth stocks continued to outshine value during the First Half of 2019, continuing a long-running trend (more on that later). In particular, Information Technology stocks (predominantly based in the U.S.)

www.moerusfunds.com

have led the charge in recent years, and that continued apace during the First Half. An equally-weighted portfolio of the five FAANG stocks2, for example, would have returned 10% over the six months through May, trouncing the 0.7% and 1.4% returns generated by the S&P 500 and the MSCI ACWI, respectively. As a result of this continued trend, a “sin” of omission, or what we did not do – namely, invest in high-priced, tech-related growth stocks due to our concerns on valuation – was one of the noteworthy factors driving the Fund’s relative underperformance during the First Half, and in fact, since inception. Later, we will explain why we have chosen to avoid joining that party, and why we think this discipline positions the Fund well for the future. But for now, let’s turn to the Fund’s “sins” of commission, or what we did do that negatively impacted Fund performance during the First Half.

By far, the three largest detractors from the Fund’s performance during these six months were Gran Tierra Energy, Arcos Dorados Holdings, and a position newly added during the period, Hammerson plc. The poor stock price performance of Gran Tierra, a Canada-listed oil and gas exploration and production company with assets located primarily in Colombia, was, in part, consistent with declines in a majority of the Fund’s Energy-related holdings (both resource owners and related service providers) during the period. By sector, Energy was the largest detractor from performance during the First Half, despite the fact that oil prices held up reasonably well during the six months through May (albeit with volatility throughout). Gran Tierra, however, was additionally hit by company-specific operational issues that caused recent results to miss sell-side analyst expectations, particularly on production. Specifically, production at its Acordionero field was negatively impacted by inconsistent power supply from what has proven to be an unreliable local power grid. Further production growth has also been delayed somewhat by the impending commissioning of large water handling facilities that will allow the company to increase recoveries. More recently, production at another field was hindered by a local protest (against the government, unrelated to the company) that blocked roads. To address the power supply issue, Gran Tierra is in the process of installing gas-to-power facilities (expected in July) which will allow them to generate their own power and become self-sufficient. The water handling facilities are also expected to be up and running by July.

In our opinion, Gran Tierra’s stock price decline during the First Half provides a good example of how the market’s predominance of short-term, earnings-focused investors provide us with attractive longer-term, asset-based opportunities at bargain prices (increasingly so). These operational hiccups may very well result in Gran Tierra missing sell-side analysts’ estimates for the year, as well as the company’s own previously announced guidance on production. However, in our estimation these issues seem to be temporary, and are being actively addressed in the short-term. More importantly, we do not believe there is any material negative impact to Gran Tierra’s assets – namely, its reserves and resources in the ground – which still remain there regardless of how much of it is extracted in the third quarter versus the fourth. After recent stock price declines, we view the current valuation of the business as increasingly compelling as measured by numerous metrics, be it relative to reported tangible book value, intrinsic value, its proven reserves, and even its current (arguably depressed) operational cash flow. Notably, this attributes little-to-no value to future exploration, even though Gran Tierra holds 2.2 million net acres across proven, but under-explored basins (in Colombia and Ecuador). Short-term investors

[2]	FAANG is a commonly used acronym for five of today’s largest, most popular technology stocks in the market: Facebook, Apple, Amazon, Netflix, and Google (i.e., Alphabet, Inc., which is the listed holding company that owns Google).

www.moerusfunds.com

who are focused on the reported earnings of the next few quarters, however, do not see things that way, giving us the opportunity to add to the Fund’s existing position at reduced prices.

The second largest detractor from Fund performance during the First Half was Arcos Dorados Holdings, the largest McDonald’s franchisee in the world and the exclusive McDonald’s franchisee throughout much of Latin America and the Caribbean, which saw its stock price decline over 20% in U.S. dollar terms during the period. Notably, Arcos Dorados’ business has actually performed well, and the company recently reported admirable results in what remains a challenging macroeconomic environment across much of Latin America. Nonetheless, the stock seems to have been dragged through the mud primarily as a result of ongoing political uncertainty and macroeconomic adversity in Argentina, where the Argentine Peso remained under pressure and a Presidential Election looms later in the year. As it has in the past, Arcos Dorados’ stock, which is listed in New York and quoted in U.S. dollars, seemingly fell because of its association with Argentina, where its corporate head office is located.

Market perception is one thing. However, the reality is that Argentina makes up a relatively small portion of Arcos Dorados’ overall business (less than 16% of 2018 revenues and an immaterial share of profits), and the large majority of the company’s operating costs are local currency-denominated (thereby providing a natural currency hedge). The company’s Brazilian (i.e., not Argentine) operations generate nearly half of its overall revenues and around 80% of its operating profitability, and they have performed quite well in our view. Ironically, two of the Fund’s top four performers in the First Half were Brazilian (BR Properties and Telefonica Brasil), and Arcos Dorados’ business in Brazil also performed well, yet the stock was punished despite the bulk of its business being generated there. In our view, Arcos Dorados’ stock price decline during the quarter is thus attributable more to the misperception that it is an “Argentine company,” and to the political and economy uncertainty (and resultant bearish market sentiment) there, rather than to the fundamentals of the underlying business and long-term investment case, which we believe remain quite attractive.

In reviewing the actual business performance, Arcos Dorados’ recent results continue to show encouraging trends in comparable sales growth, increased market share, and rising profit margins (which have expanded at a faster rate than the company had previously projected). While the currently challenged macroeconomic picture may continue to provide headwinds against Arcos Dorados’ business momentum, we view any such impact as likely to be cyclical and temporary. The long-term investment case, in our view, remains strong (even more so at a reduced stock price). Arcos Dorados serves a region of over 600 million people, with a population of middle class consumers that is projected to grow substantially in coming decades. As a market leader, the company appears well-positioned to benefit from this demographic trend, as well as to continue to take market share from informal, mom-and-pop competitors in Latin America’s quick serve restaurant market, where formal chains’ penetration is quite low as compared to elsewhere in the world (but growing). Arcos benefits from the iconic McDonald’s brand, its balance sheet has strengthened considerably in recent years, and the stock continues to trade at unusually wide (in our view, unjustified) discounts to comparable businesses in the region and around the world, despite what we believe in many cases to be superior growth prospects. As a further indication of its sound underlying business performance, in 2018 Arcos reinstituted its dividend and began repurchasing shares. The company’s controlling shareholder has also been

www.moerusfunds.com

increasing its stake in recent years. Yet the stock has gotten even cheaper for non-fundamental reasons, which in our opinion makes the investment case even more attractive.

Finally, Hammerson plc, the third largest detractor from performance, was a new position recently added to the Fund during the First Half, which we discuss in more depth below.

While the letter thus far has focused on the Fund’s main detractors, as we want to highlight our continued conviction in those holdings, it is also worth noting that the Fund did have some bright spots in performance during the First Half. Notably, the three largest contributors to the Fund’s performance were Wheaton Precious Metals, BR Properties, and Standard Chartered plc.

Wheaton Precious Metals benefited from the settlement of a tax appeal with the Canadian Government, strong underlying fundamental performance, and the receipt of an approval at one of its investment assets. BR Properties’ stock, which in our opinion is one of the more undervalued stocks in the Brazilian market, rebounded strongly so far in 2019 as investor sentiment towards Brazil turned more positive. Lastly, Standard Chartered plc announced a substantial ($1 billion) buyback program, approximately half of which has been completed as of the date of our writing this letter and which we believe might be the first stage of a much bigger buyback program. Standard Chartered plc is a prime example of a company taking proactive steps to increase its intrinsic value over time, outside of normal “going concern” operations, which themselves have been improving.

Investment Activity in the Fund

It is not unusual for a newly or recently added position to be among the poorest performers, as the Fund’s new investment opportunities often become available when (and because) they are extremely unpopular at the moment. In that regard, Hammerson plc certainly fits the bill. The stock has been hit hard by the ongoing Brexit uncertainty, which has negatively impacted many United Kingdom-listed securities. Further, its business is related to one of the most hated industries today in the U.K. (brick and mortar retail). Thus largely because of not one but two black eyes, Hammerson stock has declined to levels that, in our estimation, actually attribute very little value to the company’s U.K. assets – even though these assets would, in our view, be interesting and valuable to potential industry acquirers.

Hammerson is a United Kingdom-listed Real Estate Investment Trust that owns a portfolio of market-dominant Shopping Malls, regional Retail Parks, and Premium Outlets throughout the United Kingdom and Europe. The U.K. retail market has been undergoing a dramatic shift, due to both cyclical events and secular changes in the way in which people shop. This has resulted in a spike in retailers seeking Company Voluntary Arrangements (akin to operating under bankruptcy protection in the U.S.), whereby they have been seeking to reduce their store footprints by exiting lease agreements and get rent reductions in situations where they do not want to exit the market. As noted, this situation has been further exacerbated by the continued uncertainty surrounding the U.K.’s exit from the European Union, which has led to a depreciating pound, weak consumer sentiment, and significant uncertainties ranging from customs issues to potential labor shortages. Further, Hammerson’s management team seems to have lost the support of shareholders following its bid for a U.K. peer that was ultimately abandoned, as well as the company’s two rejections of buyout offers last year from a large European property company at levels more than double those at which the shares trade today. As a result of all of

www.moerusfunds.com

these factors, Hammerson’s share price has declined by more than half over the past year. However, we think Hammerson presents a very interesting opportunity for long-term investors.

Hammerson’s principal assets consist of its collection of market-dominant shopping malls – where it owns the first or second-most dominant mall in the city – and a large investment in a private company that owns and develops Premium Outlets around the U.K. and Europe. At an over 60% discount to its EPRA NAV (a valuation based estimate of asset value in accordance with standards set forth by the European Public Real Estate Association) and a 35% discount to our (more conservative) estimate of Net Asset Value, the REIT trades at what we see as a very attractive price. While the negative noise around U.K. retail is, in short, deafening today, we believe that the dominant position of Hammerson’s asset base will allow its assets to remain as some of the most sought-after and valuable assets in Europe, and that its portfolio will be able to weather the secular changes in the retail landscape and, indeed, may even benefit from some of them. Further, management is not sitting idly by, and has outlined a plan to reposition part of its portfolio to better serve customers, sell a significant amount of assets in order to raise capital and reduce debt, and selectively advance development opportunities it owns outside of retail. This could potentially result in them selling some of their assets in Continental Europe, or part of their interest in the fast-growing (and premium valued) Premium Outlets segment. In either case, this could potentially highlight the fact that while Hammerson appears to have been punished for issues in the U.K., a substantial portion of its assets (56% by our estimates) lie outside of traditional U.K. retail assets. Also, at current prices, there are avenues other than market appreciation to potentially generate returns. The company’s well-regarded asset base may prove to be of interest to competitors again (Klepierre, whose bids were rebuffed last year, is no longer restricted from making another bid), or, alternatively, the presence of a large activist shareholder (Elliott Associates) may prove to be a driver of change.

Lastly, it is worth noting that we have not yet built a full position in the company, as we may be presented with an opportunity to add to our position at more attractive prices in the event that the ongoing Brexit drama results in a particularly painful outcome. While we believe the initial price paid for our Hammerson shares is quite attractive, we wanted to be prepared to take advantage of any opportunities to buy more shares at even cheaper prices (because of events completely unrelated to the company), should those opportunities become available. This approach has served us well thus far, as we have been able to add to the Fund’s initially acquired position at increasingly attractive prices.

We have also been able to do this over the past year-plus across much the Fund’s portfolio, with a focus on our highest conviction investments. This has continued into 2019, as in addition to the new investment in Hammerson, we took advantage of short-term volatility to add to ten existing positions. In our view, the investment cases supporting many of the Fund’s core positions (in particular, with regard to valuation) have become more compelling following recent stock price declines. Given that view, we eliminated five positions – Colfax Corp., Coats Group, Grivalia Properties, Melcor Developments, and Pason Systems – as part of our efforts to more narrowly focus the portfolio on our highest conviction ideas, such as Hammerson and the ten existing positions that we increased. Each of the holdings sold entered 2019 among the smaller positions held in the Fund.

The most noteworthy of these sales came when we decided to eliminate the Fund’s position in Colfax following the company’s late-2018 announcement of an acquisition that we believe will

www.moerusfunds.com

substantially transform the business. For some background, Colfax was an industrial company with two core businesses: Air and Gas Handling and Fabrication Technology (welding supplies and equipment). Following several challenging years, the company’s two core businesses finally began to show initial signs of exiting a cyclical depression, with improving fundamentals, margins recovering and early signs of growth in sales returning. In November, however, the company announced the acquisition of a large medical devices company, which required Colfax to issue a significant amount of debt as well as sell one of its core businesses to fund the acquisition (which would result in shareholders missing the full benefit of the recovery in that business, in our opinion). While the new business is in line with the CEO’s past experience and thus potentially interesting, the full price paid (in our opinion) leaves little room for error. While the business continues to be fundamentally undervalued, we believe that the long-term attractiveness of Colfax as an investment has been negatively impacted – as management has taken on more debt than we would like and the company’s strategy has changed – thus we re-evaluated the longer-term attractiveness of Colfax as an investment in the Fund. We ultimately decided to eliminate the investment from the Fund, in favor of other holdings which we believe offer a more attractive risk/return profile at this point.

As of period-end, the Fund’s portfolio included 35 holdings. The Fund also held roughly 9.6% of its assets in cash, which we believe will provide us the flexibility to quickly respond if and as further market volatility provides us with attractive investment opportunities.

The Death of Value Investing?

As we alluded to earlier, one theme that has negatively impacted the Fund’s relative performance throughout much of the period since inception has been the outperformance of Growth stocks over Value stocks. At this point, the Growth style’s outperformance has persisted (with sporadic interruptions) for the most extended period of time that we can recall. A recently published New York Times piecei highlighted a couple of points of which we, unfortunately, have borne witness to in recent years. One, Growth stocks outperformed Value stocks for seven of the ten years from 2009 through 2018 (and again, so far, in 2019). Two, as a result of this prolonged period of outperformance, the valuation gap between Growth and Value stocks, as measured by the price-to-earnings premium for Growth stocks, is greater than it has been 94% of the time over the past 25 years.

The prolonged period of outperformance by Growth stocks have led many to wonder if this time really is different, and whether Value investing no longer works in an increasingly technology-centric world. High-flying tech and “new economy” stocks are perhaps as popular as they ever have been. It is currently not uncommon to find them even in the portfolios of some of the most successful, highly respected Value investors. Value, after all, is in the eyes of the beholder – it means different things to different people. As Growth’s outperformance of Value has persisted for longer and longer periods of time, the importance of valuation has seemed to diminish in the eyes of many investors. In recent years, Value investing as a general discipline seems to have leaned more and more towards the “growthier” end of the Value spectrum, where one is willing to pay up for attributes such as “high quality” businesses and “growth at a reasonable price.” These approaches have worked very well in recent years. In part due to this string of recent successes, investors increasingly seem to have extrapolated into the future in the expectation that this current trend might continue indefinitely, thereby bucking a historically cyclical record in which Growth and Value have had alternating, respective times in the limelight.

www.moerusfunds.com

Further, the Moerus style of investing – a fundamental, long-term approach predicated on buying out-of-favor businesses cheaply based on net asset values in the here and now – seems to have grown more and more unpopular, even among fellow Value investors! Some, in our admittedly biased opinion, seem to have modified their approach and loosened their valuation requirements in response to this changing world (both real and perceived). Others, less willing to be flexible with their investment requirements, have instead thrown up their hands and given up. Numerous Value investors, including some well renowned ones with long histories, have decided to shut their funds, often citing increasing difficulty in finding discounted investments with an adequate margin of safety to drive attractive returnsii.

Crises, Extremes and Excesses Spawn Opportunity

Admittedly, the landscape appears bleak (for now). But that is what makes us excited for the future. That goes both for Value investing in general, as well as, and especially for, the kind of long-term, price-conscious, risk-conscious, asset-based Value investing approach that we have practiced for many years. Indeed, in our view it is a fascinating time to invest opportunistically in markets which seem to have drawn sharp distinctions between the “haves” and “have-nots.” On the one hand, numerous segments of the market seem, to us, to be priced for near-perfection and continued high growth rates almost indefinitely. Some of these popular corners of the market are currently priced at levels that, in our view, significantly underestimate a variety of potential risks, not the least of which is what we call price risk. On the other hand, we are seeing numerous attractively valued opportunities in a number of areas that are currently not in favor. This group includes select opportunities in emerging markets businesses, natural resources and related services, and in businesses that, in general, are not perceived to possess the exciting growth prospects that are currently in fashion – but which we, nonetheless, see as unusually attractive asset-based value propositions in the here and now.

We do not believe that “this time is different,” nor do we believe that the current growth and momentum-crazed market environment will continue indefinitely. Short-term performance has certainly been painful and frustrating. But we believe that in times like these, it is critical to maintain a long-term perspective and base investment decisions upon our conviction (grounded in due diligence) regarding the underlying longer-term fundamentals. Importantly, we believe the long-term investment cases within the Fund remain quite strong, possess the staying power to weather difficult periods and thrive when conditions normalize, and at such depressed valuations, provide increasingly attractive margins of safety. That last point is ironic given the broader market context, in which we believe price risk is being underestimated.

Throughout our careers, extremes and areas of excess have often resulted in what, in retrospect, turned out to be some of our most interesting investment opportunities. In some ways, we are living in extreme and excessive times, and we believe that times like these bode well for our asset-based value approach and for the Fund’s portfolio in the future. Popular opinion seems to have formed a clear consensus in favor of Growth and emerging technologies over fundamentals and value. Market commentators and investors alike have been busy drafting eulogies on the impending “death of Value investing.” Even long-tenured, tried and true Value investors are capitulating and leaving the industry. Against such an extreme backdrop, we believe that it is just about as important now as it ever has been, from a risk-adjusted return standpoint, to favor asset-based investment opportunities that are deeply discounted here and now, over potential future

www.moerusfunds.com

earnings-based, Growth and Momentum stocks that we believe require heavy doses of optimism. Why do we feel that way?

Tech and Assumed Growth (at a High Price)

As noted earlier, even though it has made us look foolish so far, we have not invested in new economy, high-tech names due to valuation concerns, simply because we believe they might be priced dangerously high. Information Technology is the second-largest component in the Fund’s benchmark index, the MSCI ACWI, at nearly 16% as of the end of May. According to that Index’s Fact Sheet, that 16% figure does not even include Amazon, Facebook, and Alphabet (Google’s parent company), whose sectors are classified as either Consumer Discretionary (Amazon) or Communication Services (Facebook and Alphabet). Whatever the most appropriate number, it is less important than the main point, which is that tech and tech-related stocks make up a sizeable component of benchmark indices.

Despite our valuation concerns, this group of stocks has continued to perform very well relative to the rest of the investment universe. While we noted earlier that the five FAANG stocks significantly outperformed benchmark indices during the First Half, this pales in comparison to their outperformance since the Fund’s inception, with a hypothetical equally-weighted FAANG portfolio returning an annualized return of around 27% on average, compounded over the last three years through May, versus 9.1% annualized for the MSCI ACWI. Four of that benchmark’s five largest components are FANNG stocks; the only one coming from outside of that group is another mega-cap tech company, Microsoft. The massive outperformance of new-economy tech stocks has therefore had a significant positive impact on the performance of many benchmark indices. Since the Fund is invested based upon where we believe the best long-term risk-adjusted value is, and not upon what is held in an index, the Fund’s relative performance has suffered as a result of its exclusion of tech stocks.

Why Not Join the Party?

To be clear, in case we’ve convinced you otherwise, it’s not that we are small-minded Luddites who have our heads firmly buried in the sand, oblivious to technological change. Of course, the world is evolving by the moment. E-commerce and digital advertising will continue to grow and take market share from traditional competition. Ride-sharing, fintech, and artificial intelligence will continue to radically alter the ways in which we live, work, and get around in ways that we can and cannot imagine. However, despite how much the world is changing, we believe that the basic laws of mathematics and economics will remain true and never become obsolete. In short, we believe that valuation, or how much you pay for something, ultimately proves to be a vital factor in the long-term risk-adjusted returns generated by that investment.

That reality can sometimes be deferred for one reason or another – for example, due to irrational investor exuberance, or due to continued central bank intervention – but an investor’s entry price has ultimately proven to matter tremendously to risk-adjusted performance in the long run, time and time again, throughout history. Looking only at the past century or so, pricing and valuation proved to matter (dramatically so) to those buying overpriced stocks at or near market peaks before the Crash of 1929, during the Nifty Fifty craze in the U.S. in the early 1970s, in Japan during the late 1980s, during the tech and dot-com bubble in the late 1990s, and again during the housing bubble that ultimately collapsed in the late 2000s. Buying indiscriminately, regardless of valuation, exposed investors to declines that would take many years, in some cases decades, to

www.moerusfunds.com

recover from. If valuation does not matter this time around, it will be the first time we’re aware of in which it hasn’t. We’re not buying it.

In the Fund’s 2017 Annual Shareholder Letter, we wrote at length about the concept of price risk and the danger of overpaying for growth. We won’t rehash that very detailed discussion here, but would encourage anybody interested to revisit it. But one point that we will reiterate here is that, in buying expensive tech and other growth stocks regardless of valuation, we believe investors are taking on levels of price risk that could leave them very vulnerable to potentially poor risk-adjusted returns over the long run, even if the results of the underlying businesses in the future are sound. This is because, in our view, if you pay an extraordinarily high price for a stock, you need the actual business to perform not merely well, but extraordinarily well in order to earn commensurate returns, given the unusually high expectations that had been baked into that high original purchase price.

As we examined in detail in the aforementioned 2017 Annual Letter, this very situation played out in the aftermath of the dot-com boom and bust. Even those businesses which survived and ultimately thrived (in some cases spectacularly so) in the years that have since followed, nevertheless turned out to be material losers for those who had bought their stocks at excessive prices during the bubble. This list of stocks includes Microsoft, Cisco, Intel, Oracle, Qualcomm, and yes, even Amazon – all suffered sharp declines that took many years (in most cases, well over a decade) to recover original capital invested at or near the peakiii. Again, these are the success stories from the era. Needless to say, the stocks of countless tech-related businesses that ultimately proved to be also-rans or losers in the 20 years since have fared much worse, including many near-total wipeouts for investors. Importantly, this happened despite the proliferation of the Internet and a technological revolution, which have proven to be transformative to our way of life, to some extent as promised during the dot-com bubble. But even though “the story” played out to varying degrees, it could not offset the damage inflicted upon investors as a result of buying at nonsensical prices.

Turning back to the present, based on numerous metrics, markets (broadly speaking) seem to be priced at expensive levels. For example, the S&P 500 Index currently trades at a Cyclically Adjusted Price-Earnings Ratio of around 30x, a level surpassed only in 1929 and again during the late 1990s/early 2000s dot-com bubbleiv. For another example, the Market Cap-to-GDP Ratio, an alternative measure of stock market valuation that has been often cited by Warren Buffett himself, is also currently higher than it has ever been in nearly 50 years of available data, with the sole exception of, again, the dot-com bubblev. We won’t go through other examples, many of which seem to draw similar conclusions. To be clear, all of these measures of valuation are fraught with their own limitations and therefore fall far short of telling the whole story. But they nonetheless seem to support our general feeling that certain pockets of the market, particularly popular tech-related stocks which have led markets in recent years, are priced for near-perfection, or for a very optimistic future to say the least.

With Tech Priced for Perfection, What Can Possibly Go Wrong?

We cannot deny that the Amazons and Facebooks and Googles of the world have been spectacular success stories that have achieved remarkable business results. And importantly, we aren’t even suggesting that these businesses and their ilk will not continue to be spectacularly successful in the decades to come. But the currently rich valuations of many of these companies’ stocks seem,

www.moerusfunds.com

to us, to price in an extremely rosy future, again, merely in order to earn commensurate risk-adjusted returns. We believe that investing in these popular Growth stocks at currently elevated prices, in expectation of a continuation of a blue sky scenario that has admittedly persisted for a long time, is asking a bit much at this point. Things might well play out that way. But in our view, at these prices the potential upside is limited relative to the potential downside, should obstacles get in the way of such continued prosperity.

What potential obstacles could be lurking? To start, simple math, which suggests that it will become increasingly difficult for these fastest growing companies to continue to grow at consistently fast rates as they become larger and larger components of the overall economy. Beyond that, what if the U.S. economy, which is about to break a record for its longest expansion on recordvi, begins to slow or even go into recession, threatening future growth? Further, even if this expansion (long in the tooth as it is) does not peter out on its own accord, perhaps it might be led to its end as a result of any of numerous potential geopolitical ructions, be it an escalating trade war, conflict with Iran, unintended consequences of a disorganized Brexit, conflict with China, Venezuela, North Korea, et al.

Other potential obstacles? U.S. corporate profit margins have surged over the last two decades, rising for the better part of 25 years. Why? Over that period, virtually every driver of profit margins has improvedvii. Interest rates, corporate taxes, tariffs, antitrust enforcement, and organized labor’s bargaining power have all declined, while globalization has increased and technological advancement has allowed for productivity gains and resulted in muted inflation. In many segments of the market, current valuations seem to be pricing in at least stable margins, if not anticipating further improvement. Could that persist? Sure. But if current margins prove to be above-average from a historical standpoint and normalize (downward), then that means that not only is the market’s P/E ratio elevated from a historical perspective, but the denominator in that ratio (earnings itself) is also elevated. The upshot in that scenario is that the currently popular end of the market might prove even more expensive than the statistics suggest.

That pessimistic scenario does not seem entirely implausible to us. The eruption of a full-blown trade war, for example, could threaten to potentially impair corporate supply chains as well as consumers’ purchasing power. Increased costs might be borne mostly by businesses; for example, Amazon, Apple, et al., could take the brunt of the hit in the form of increased operating costs and lower margins. Alternatively, they might pass on some or most of the hit to consumers in the form of increased prices, thereby reducing consumers’ purchasing power (and presumably demand). Either way (or some combination of both) threatens the validity of any extrapolation of the recently impressive growth, which is currently priced into many high-priced growth stocks. The question of who wins and loses as a result of globalization, and whether that result is optimal for society, is the subject of much debate. However, regardless of where one comes out on that issue, it seems fairly clear that globalization has been supportive of economic growth in aggregate, which in turn, has been supportive of not just corporate profit margins but of the future growth potential for many businesses. To the extent that globalization comes under threat from populism and economic nationalism, we would suspect that those very stocks that most richly price in future growth expectations, would therefore be most at risk of significant declines in the event that those expectations prove overly optimistic.

Numerous other drivers of corporate profit margins that have improved markedly in recent years could also plausibly experience some sort of mean reversion. Corporate taxes in the U.S. were cut,

www.moerusfunds.com

are low by historical standards, and could potentially increase in the future. Regarding wages, calls for workers to get a larger slice of the pie have gathered strength in the U.S., where almost 40% of Americans would struggle to cover a $400 financial emergencyviii, and elsewhere. There is also the potential for mean-reversion in antitrust and other regulatory enforcement after years of a relatively laissez-faire attitude towards government regulation of Silicon Valley, with reports of the Department of Justice and Federal Trade Commission meeting to discuss jurisdiction in the event of a potential antitrust probe of companies including Amazon, Apple, Facebook and Googleix. This is one of seemingly few issues today that is seeing at least some degree of bipartisan interest (saying nothing of growing scrutiny of tech’s role in the areas of privacy and political-related content).

Regarding interest rates, while Federal Reserve officials seem to be signaling that cuts are more likely than hikes in the near term, is it really impossible to imagine that at some point in the future, the Fed’s hand might be forced by unexpected inflation driven, perhaps, by supply-side shocks in the form of increased tariffs or a geopolitical crisis? Notably, these various risks to profit margins say nothing of the many high-priced businesses that do not generate profits at all, even in the current environment – for examples, the recent IPOs of Lyft, Uber and Chewy all apply – and therefore presumably depend on continued access to capital markets at easy terms to continue their growth stories. What if capital markets, at some point, get more demanding?

Again, we are not predicting that any of these scenarios will play out, and we do not forecast macroeconomic outcomes. Our point is that on a fundamental, bottom-up level, the current valuations of many of these businesses occupying the most popular, growthy segments of the market are pricing in a continuation of the benign environment that we have seen for the better part of the past decade, in spite of all of the potential obstacles listed above and more. We think this is risky, and disappointments in any of these areas could prove painful for investors. We understand that this might come across as a case of sour grapes. Paying up for popular growth stocks, despite our protests regarding valuation, has clearly worked incredibly well in recent years. But in our opinion and at these prices, success going forward will require not skillful investment analysis, but speculation that a willing buyer will come along at higher prices. Such buyers have not been difficult to find in recent years in the midst of a now ten-plus year economic recovery. But as we have noted in the past, over time this becomes an increasingly tricky game of musical chairs, one in which the risk of potential loss is significant for those caught unaware when the music stops, and underlying value and fundamentals regain importance from growth and momentum. We remain unwilling to play that game with your capital or our own, even if it results in relative underperformance if the current environment persists.

The Good News: Value in the Have-Nots

The good news is that, as mentioned earlier, this is not a market that we see as universally expensive. On the contrary, we believe there are pockets of opportunity that are currently valued unusually cheaply because they are out of favor for one reason or another. Whereas the “haves” discussed above are seemingly priced for continued blue skies indefinitely, we believe that the “have nots,” many of which are held in the Fund, are priced as if the currently turbulent skies above them will never calm. At currently discounted valuations, we believe that these holdings are pricing in continued pessimism, which in our view helps provide downside protection, an adequate margin of safety (over the long run), as well as attractive upside potential in the event that the surrounding negativity proves excessive. In that sense, we remain quite encouraged by

www.moerusfunds.com

what we see as an attractive risk/reward profile for the Fund’s portfolio, one which, in our biased eyes, seems vastly superior to that which can be found in the many fully or overpriced corners of today’s markets discussed earlier.

Timing Uncertain

With that said, these opportunities usually come cheaply because they are not in demand at that moment for any number of reasons, be it a company-specific misstep (see Gran Tierra), an industry or geography in recession, thereby depressing current earnings (see Hammerson), analytical complexity or proneness to misunderstanding (see Arcos Dorados), etc. Importantly, these investments are intended to be longer-term in nature – at least three years, more often five years or longer – because such characteristics usually do not improve or get resolved overnight. Based upon our experience, as a result of these attributes, these types of investments tend to have little to show in terms of short-term performance until the latter portion of the holding period, when the envisioned improvements are expected to surface and become apparent to the previously skeptical market. Having just reached three years, the Fund is still early in its life, given our investment approach’s typical time horizon. Often some of what we believe are our most intriguing long-term opportunities at any point in time, also happen to be some of the poorest short-term performers. This is perhaps even more so the case today, since many of the Fund’s holdings are still in the early stages of their investment life cycle. Finally, we believe this effect has been magnified by the current market environment, in which momentum in reported metrics such as earnings – or lacking that, revenues, subscribers, downloads, eyeballs, et al. – is disproportionately rewarded over the kind of underlying, here and now asset-based value propositions (albeit with depressed current outlooks) held in the Fund.

Value Creation While You Wait

At times, the disparity between a stock’s market price and its intrinsic value can persist for long periods of time. But based on our experience, market price and intrinsic value usually tend to converge at some point – eventually, inefficiencies and valuation imbalances tend to get corrected in the long run. Hence the attraction of owning a portfolio of investments trading at deep discounts to intrinsic value. This convergence, for example, could result from new-found appreciation in the securities markets (perhaps a depressed earnings outlook begins to improve). Or, failing that, value could eventually be crystallized through private market transactions; for example, perhaps the company gets taken over at a premium to market, or sells some of its assets at or above intrinsic value. Either way, over time market inefficiencies usually get corrected. However, the timing of these corrective events is uncertain. So what could a company’s management team whose stock is depressed do to add value in the interim period?

Obviously, an improving business environment for a company’s operations would help, but to varying degrees this is often beyond management’s control. But at Moerus, our asset-based value investing approach historically has tended to uncover investment opportunities in the form of companies that create value by means other than recurring earnings from continuing operations. These types of opportunities, at times, tend to be neglected in an earnings-focused world (hence the discounted pricing). Ideally, the management teams of these types of companies are not just competent operators, but can also demonstrate a willingness and ability to take actions that are unrelated to their companies’ going concern operations, but which also increase intrinsic value per share over the long run. To the extent that management proves adept at making shrewd

www.moerusfunds.com

investment and financing decisions that result in increases in intrinsic value per share, these events seem likely, over time, to prove favorable for the stock price, even if the pre-existing discount to intrinsic value does not narrow. In simple terms, suppose that for whatever reason (e.g., a “conglomerate discount”), the market “knowingly” applies a 30% discount to a company’s intrinsic value. If intrinsic value increases over time through smart investment and financial deal-making, the stock price would need to run up with it in order to keep the 30% discount constant instead of widening. On top of that, in such a scenario, the discount could plausibly even narrow, in recognition of the value created (and in expectation of more).

We believe that there are numerous examples within the Fund’s portfolio of companies adding value through non-operating activities in recent years, by various means. Some have taken advantage of the depressed environments in which they operate to acquire assets cheaply, thereby strengthening their position to benefit if and when conditions improve. Notable examples include BR Properties acquiring high-quality Triple-A office properties in São Paulo and Rio de Janeiro at discounts to estimated replacement cost, as well as Tidewater upgrading its fleet and enhancing its geographic reach by acquiring GulfMark Offshore at a depressed price. Conversely, other companies have sold assets or businesses at what we view as rich prices, at steep premiums to the discounted valuations at which the companies in their entirety trade on the market. Notable examples include Jefferies Financial Group selling its Garcadia auto dealership business as well as a stake in beef processor National Beef at healthy premiums to book value (by comparison, Jefferies stock trades at a roughly 40% discount to book), in addition to Spectrum Brands selling two of its businesses (Global Auto Care and Battery & Lighting) at what we would argue were very attractive prices.

Share Repurchases

Another way of potentially increasing intrinsic value per share over time – through share repurchases – has become an increasingly prominent feature across a meaningful proportion of the Fund’s portfolio. The list of Fund holdings that are buying back shares (currently or recently) has grown significantly, both in number of companies as well as in size and magnitude of many of their respective buybacks. It includes Arcos Dorados, Atlas Mara, Franklin Resources, Jefferies Financial Group, NN Group, Nutrien, Shinsei Bank, Spectrum Brands, and Standard Chartered.

In general, we view share repurchases among Fund holdings favorably, as long as two very important conditions are satisfied. First, the share buybacks must be done at attractive prices, preferably at significant discounts to intrinsic value. Second, buybacks should only be conducted by companies with excess capital, and not at the expense of adequate balance sheet strength. If these two conditions are met – a big “if,” because often they are not – then share repurchases are, in our opinion, generally a good way not only to increase the intrinsic value per share of the company, but to also effectively increase our ownership stake in the company without having to lay out cash to do so. Why? Without getting too much into the exact arithmetic of it, consider a company whose intrinsic value (its true worth) is $10 per share, but its stock is selling in the market at $6 per share, or 40% less than what it is really worth. If that company buys back its shares at that 40% discount, it would, over time, increase its wealth per share, in much the same way that we would get richer if we were able to repeatedly purchase $1 bills for 60 cents each. Further, as long as the company subsequently cancels, or in any event never reissues the shares that it has bought back from selling shareholders, remaining shareholders stand to own more of

www.moerusfunds.com

the business because they continue to hold the same amount of the shares, while the total shares outstanding shrinks.

Another positive attribute of share repurchases – again, provided our two conditions are met – is that conceptually, they are akin to making an acquisition, but without many of the common and sometimes disastrous risks that come with M&A. Acquisitions are notoriously difficult to execute economically and integrate successfully. They contend with a litany of issues, including the price paid (often a steep premium is required to gain control), cultural issues (bringing together two organizations of different people and philosophies is often challenging), personnel defections, and hidden liabilities or other unpleasant surprises that can pop up years later. On the other hand, well-priced share buybacks come at a discount to intrinsic value, without the cultural and personnel issues, and without the potential for skeletons in the closet. In fact, share repurchases could be thought of as management making an acquisition, with near-perfect information on the target in advance. As compared to dividends, buybacks are a more tax-efficient way to “return capital to shareholders,” although as an aside, we view that phrase as a bit of a misnomer because repurchasing shares, more accurately, involves business owners buying out fellow, exiting co-owners (which party benefits more depends on the price paid). Also, overcapitalized companies can utilize buybacks to achieve a more efficient capital structure that is more likely to be rewarded with a higher stock price by the earnings-focused market. For example, Fund holdings Shinsei Bank and Standard Chartered seem well-positioned to generate increasing Returns on Equity (ROE) by doing just that.

Caveat Emptor: Let the Repurchaser Beware

However, we cannot possibly emphasize the following enough: not all share repurchases are created equal. In fact, share buybacks can, and often have been, tremendously value-destructive for remaining shareholders, usually when they are misused and abused, done for all the wrong reasons. The most direct cause of the damage, not surprisingly, is often paying too rich of a price for the shares. Not surprisingly, buying back shares at a premium to their intrinsic value has the opposite effect from what we described above; in this case, it enriches the exiting shareholder while reducing wealth per share for the shareholders who remain. Paying too high a price, in turn, is often a consequence of the existence of management incentives for buying back shares which have nothing to do with an attractive price.

For example, some management teams buy back shares regardless of price in order to offset dilution from options and share-based compensation that they pay themselves. This could cause a company to buy back stock at foolishly high prices, merely to keep the pre-existing share count constant. They also may repurchase shares for financial engineering purposes. For example, a company that is struggling to produce growth in earnings (in absolute dollars) that the market or investors demand, might be able to, through the mechanics of share buybacks, “engineer” growth in earnings per share (EPS), which ironically is caused not by growth of any kind, but by a reduction of the share count (the denominator in EPS). Again, the primary motivation might be incentive compensation that is tied to certain metrics like EPS or simply the share price, which in the short-term often reacts favorably to buyback announcements, even if they ultimately prove to be value-destructive in the long run.

These incentives can result in share repurchases even among companies that have poor financial positions. Fueled by low interest rates and easy credit, management might be tempted to pile on

www.moerusfunds.com

excessive leverage to engineer results in the short-term, even while putting the long-term viability of the enterprise in danger. Not surprisingly, share repurchases have historically proven to be pro-cyclical – reaching peaks at or near market tops in 2000, 2007, and again today, while bottoming with bear markets in 2002 and 2009 – in other words, at exactly the wrong times to buy (market tops) and not buy (bottoms)x. Note that we are generalizing, and that there are overpriced and underpriced stocks within all broader markets (for example, the Fund’s portfolio of unpopular misfits who have sat out the current growth rally). But in general, and in aggregate, companies tend to time share buybacks very poorly. Finally, repurchasing shares is ill-advised when there are alternatives that could generate higher returns on that capital, be it investments in capital equipment, acquisitions, research and development, or human capital. Indeed, this debate has spilled into the political arena given the upcoming election year in the U.S., with corporations being taken to task for buying back shares instead of reinvesting the spoils from the Trump tax cuts in their employees via new jobs and facilities.

But a Good Fit for the Fund’s Portfolio

Putting aside the political debate, there are certainly many ways in which share repurchases can go wrong. However, from an investment perspective, in our opinion the question of whether a share repurchase program creates or destroys value ultimately is determined primarily by two factors: the price paid for the shares relative to intrinsic value, and whether or not the company is well-capitalized enough to buy back shares in a prudent manner. Fortunately, the Fund’s approach, which is to strive to invest in well-financed securities that we view as visibly cheap, at material discounts to conservative estimates of intrinsic value here and now, with limited expectations for an optimistic future, lends itself to investments in which share buybacks, in our view, tend more to be accretive rather than destructive to intrinsic value in the long run. We cannot confidently say the same, however, for vast swathes of the market at large.

As always, many thanks for your continued support, interest, and curiosity. We look forward to writing you again after the close of the Fund’s Fiscal Year.

Sincerely,

Amit Wadhwaney

Portfolio Manager

www.moerusfunds.com

© 2019 Moerus Capital Management, LLC (“Moerus”) is a registered investment adviser. The information set forth herein is informational in nature and is not intended to be investment advice. This information reflects the opinion of Moerus on the date written and is subject to change at any time without notice. Due to various factors including, but not limited to, changing market conditions, the content may no longer reflect our current opinions or positions. Performance figure reflected herein are presented net of fees. Past performance is not an indicator or guarantee of future results.

Investing in Mutual Funds involves risks including the possible loss of principal and there can be no assurance that any investment will achieve its objectives. International investing involves increased risk and volatility due to currency fluctuations, economics and political conditions, and differences in financial reporting standards.

The preceding information is not being provided in a fiduciary capacity, and it is not intended to be, and should not be considered as, impartial investment advice.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-844-MOERUS1 or by visiting www.moerusfunds.com. The prospectus should be read carefully before investing. The Moerus Worldwide Value Fund is distributed by Foreside Fund Services, LLC, Member FINRA.

[i]	“In the Stock Market, Value Again Lags Growth,” New York Times, April 12, 2019: https://www.nytimes.com/2019/04/12/business/value-stocks-lag-growth.html

ii	“Value Investing Claims Another Casualty as $5 Billion SPO Shuts,” Bloomberg, October 25, 2018: https://www.bloomberg.com/news/articles/2018-10-25/value-investing-claims-another-casualty-as-5-billion-spo-shuts

iii	Moerus Worldwide Value Fund 2017 Annual Shareholder Letter: https://moeruscap.com/library/

iv	“Shiller P/E – A Better Measurement of Market Valuation,” Guru Focus: https://www.gurufocus.com/shiller-PE.php

[v]	“Buffett Indicator: Where Are We with Market Valuations?” Guru Focus: https://www.gurufocus.com/stock-market-valuations.php

vi	“Economy Breaks Records on Trump’s Watch. He Wants All the Credit,” Bloomberg: https://www.bloomberg.com/graphics/2019-the-longest-expansion/

vii	“Peak Profit Margins? A US Perspective,” Bridgewater Associates, LP , February 7, 2019: https://www.bridgewater.com/research-library/daily-observations/peak-profit-margins-a-us-perspective/

viii	“Almost 40% of Americans Would Struggle to Cover a $400 Emergency,” Bloomberg, May 23, 2019: https://www.bloomberg.com/news/articles/2019-05-23/almost-40-of-americans-would-struggle-to-cover-a-400-emergency

ix	“Congress, Enforcement Agencies Target Tech:,” Wall Street Journal, June 3, 2019: https://www.wsj.com/articles/ftc-to-examine-how-facebook-s-practices-affect-digital-competition-11559576731

[x]	“Share Buybacks May Be Bad – Just Not for the Reasons You Think,” Institutional Investor, March 7, 2019: https://www.institutionalinvestor.com/article/b1dfj9g9mfnqxb/Share-Buybacks-May-Be-Bad-Just-Not-for-the-Reasons-You-Think

www.moerusfunds.com

Fund Performance - (Unaudited)
May 31, 2019
Moerus Worldwide Value Fund

The Fund’s performance figures* for the periods ended May 31, 2019, compared to its benchmark:

			Average Annual
			Since Inception** - May
Fund/Index	Six Months	One Year	31, 2019
Moerus Worldwide Value Fund - Class N	(1.22)%	(10.41)%	3.22%
Moerus Worldwide Value Fund - Institutional Class	(1.21)%	(10.26)%	3.45%
MSCI AC World Index Net (USD) ***	1.40%	(1.29)%	9.07%

Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total operating expense ratio, as stated in the fee table in the Fund’s Prospectus dated April 1, 2019, is 1.89% for Class N shares and 1.64% for Institutional Class shares. The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2020, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, brokerage fees and commissions, borrowing costs, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, or extraordinary expenses such as litigation) will not exceed 1.65% and 1.40% for Class N and Institutional Class Shares, respectively. The fee waiver and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis, if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days written notice to the advisor. Absent this agreement, the performance would have been lower. Redemptions within 90 days of purchase may be assessed a 2.00% fee of the amount redeemed. For performance information current to the most recent month-end table, please call 1-844-MOERUS1. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

*	Performance data quoted is historical.

**	Inception date is May 31, 2016.

***	The MSCI AC World Index Net (USD) captures large and mid cap representation across 23 Developed Markets and 26 Emerging Markets countries. With 2,852 constituents, the index covers approximately 85% of the global investable equity opportunity set. You cannot invest directly in an index.

Please refer to the Portfolio of Investments in this semi-annual report for a detailed listing of the Fund’s holdings.

Moerus Worldwide Value Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
May 31, 2019

Shares		Fair Value
	COMMON STOCK - 90.4%
	AGRICULTURAL CHEMICALS - 3.0%
29,915	Nutrien Ltd. *	$1,458,057

	AIRLINES - 3.4%
18,440	Copa Holdings SA	1,652,408

	BANKS - 7.0%
101,038	Mediobanca SpA	931,359
87,000	Shinsei Bank Ltd.	1,236,390
108,777	UniCredit SpA	1,234,946
		3,402,695
	BASE METALS - 4.3%
141,533	Cameco Corp.	1,427,998
150,841	Lundin Mining Corp.	673,925
		2,101,923
	DIVERSIFIED BANKS - 4.2%
234,888	Standard Chartered PLC	2,033,884

	EXPLORATION & PRODUCTION - 2.5%
620,008	Gran Tierra Energy, Inc. *	1,206,170

	FOOD & DRUG STORES - 4.1%
474,705	Almacenes Exito SA	1,985,922

	HOUSEHOLD PRODUCTS - 3.5%
32,216	Spectrum Brands Holdings, Inc.	1,696,817

	INVESTMENT COMPANIES - 10.8%
20,923	Aker ASA *	1,201,063
617,164	Atlas Mara Ltd. *	972,033
85,114	Jefferies Financial Group, Inc.	1,503,964
757,552	The Westaim Corp. *	1,602,632
		5,279,692
	INVESTMENT MANAGEMENT - 2.6%
40,361	Franklin Resources, Inc.	1,284,287

	LIFE INSURANCE - 2.8%
36,081	NN Group NV	1,367,838

	MINING SERVICES - 2.3%
362,041	Major Drilling Group International, Inc. *	1,122,089

	OIL & GAS SERVICES - 6.5%
116,218	Enerflex Ltd.	1,407,270
83,258	Tidewater, Inc. *	1,774,228
		3,181,498

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019

Shares		Fair Value
	PRECIOUS METAL MINING - 6.0%
120,248	Lundin Gold, Inc. *	$507,000
205,332	Osisko Mining, Inc. *	508,811
8,807	Royal Gold, Inc.	774,928
50,639	Wheaton Precious Metals Corp. *	1,119,122
		2,909,861
	PRIVATE EQUITY - 1.7%
704,600	GP Investments Ltd. - BDR *	810,009

	REAL ESTATE - 10.0%
1,028,100	BR Properties SA	2,298,149
703,990	Sino Land Co. Ltd.	1,125,946
921,300	Straits Trading Co. Ltd. *	1,445,859
		4,869,954
	REFINING & MARKETING - 2.2%
331,385	Organizacion Terpel SA	1,052,049

	REIT - 1.8%
252,993	Hammerson PLC	863,826

	RESTAURANTS - 3.3%
245,231	Arcos Dorados Holdings, Inc.	1,594,002

	SECURITY & COMMODITY EXCHANGES - 4.1%
249,237	Bolsa de Valores de Colombia	897,740
204,381	Hellenic Exchanges - Athens Stock Exchange SA	1,081,823
		1,979,563
	TELECOM CARRIERS - 3.9%
153,994	Telefonica Brasil SA - ADR	1,884,887

	TRANSPORT SUPPORT SERVICES - 0.4%
1,161,500	Hutchison Port Holdings Trust	261,337

	TOTAL COMMON STOCK (Cost - $50,376,416)	43,998,768

	SHORT-TERM INVESTMENT - 9.0%
	MONEY MARKET FUND - 9.0%
4,365,937	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio, Institutional Class, 2.24% **	4,365,937
	TOTAL SHORT-TERM INVESTMENT (Cost - $4,365,937)

	TOTAL INVESTMENTS - 99.4% (Cost - $54,742,353)	$48,364,705
	OTHER ASSETS LESS LIABILITIES - NET - 0.6%	316,495
	NET ASSETS - 100.0%	$48,681,200

ADR	American Depositary Receipt

BDR	Brazilian Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

*	Non-income producing securities.

**	Money Market Fund; rate reflects seven-day effective yield on May 31, 2019.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2019

ASSETS
Investment securities:
Securities at Cost	$54,742,353
Securities at Value	$48,364,705
Foreign cash (cost $42,210)	42,347
Receivable for Fund shares sold	50,250
Dividends and interest receivable	289,073
Prepaid expenses and other assets	16,450
TOTAL ASSETS	48,762,825

LIABILITIES
Investment advisory fees payable	28,623
Payable to related parties	28,115
Distribution (12b-1) fees payable	198
Audit fees payable	8,703
Trustee’s fees payable	3,737
Accrued expenses and other liabilities	12,249
TOTAL LIABILITIES	81,625
NET ASSETS	$48,681,200

Net Assets Consist Of:
Paid in capital	$55,839,541
Accumulated losses	(7,158,341)
NET ASSETS	$48,681,200

Net Asset Value Per Share:
Class N Shares:
Net Assets	$908,638
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	84,873
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest) (a)	$10.71

Institutional Class Shares:
Net Assets	$47,772,562
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	4,454,938
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest) (a)	$10.72

(a)	Redemptions made within 90 days of purchase may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended May 31, 2019

INVESTMENT INCOME
Dividends (net of $44,442 foreign withholding taxes)	$598,356
Interest	48,027
TOTAL INVESTMENT INCOME	646,383

EXPENSES
Investment advisory fees	233,012
Administrative services fees	47,680
Custodian fees	30,079
Transfer agent fees	23,159
Accounting services fees	19,230
Registration fees	16,573
Compliance officer fees	11,372
Shareholder reporting expenses	9,365
Audit and tax fees	8,885
Legal fees	8,563
Trustees’ fees and expenses	6,800
Insurance expense	1,542
Distribution (12b-1) fees:
Class N	1,221
Other expenses	2,968
TOTAL EXPENSES	420,449
Fees waived and/or expenses reimbursed by Adviser	(76,026)
NET EXPENSES	344,423

NET INVESTMENT INCOME	301,960

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss from investments and foreign currency translation	(889,248)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	(630,587)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,519,835)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(1,217,875)

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Six Months Ended	Year Ended
	May 31, 2019	November 30, 2018
	(Unaudited)
FROM OPERATIONS:
Net investment income	$301,960	$531,501
Net realized gain (loss) from investments	(889,248)	351,442
Net change in unrealized appreciation (depreciation) on investments	(630,587)	(8,892,839)
Net decrease in net assets resulting from operations	(1,217,875)	(8,009,896)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributions paid
Class N	(15,413)	(420,081)
Institutional Class	(915,603)	(6,496)
Net decrease in net assets from distributions to shareholders	(931,016)	(426,577)

FROM SHARES OF BENEFICIAL INTEREST:
Proceeds from shares sold:
Class N	104,493	724,608
Institutional Class	7,920,959	19,789,812
Net asset value of shares issued in reinvestment of distributions to shareholders:
Class N	15,125	6,496
Institutional Class	908,910	417,612
Redemption fee proceeds:
Class N	65	65
Institutional Class	3,065	2,188
Payments for shares redeemed:
Class N	(211,498)	(491,777)
Institutional Class	(11,386,726)	(5,352,682)
Net increase (decrease) in net assets from shares of beneficial interest	(2,645,607)	15,096,322

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,794,498)	6,659,849

NET ASSETS:
Beginning of Period	53,475,698	46,815,849
End of Period	$48,681,200	$53,475,698

SHARE ACTIVITY
Class N:
Shares Sold	9,670	57,737
Shares Reinvested	1,431	513
Shares Redeemed	(19,971)	(40,288)
Net increase (decrease) in shares of beneficial interest outstanding	(8,870)	17,962
Institutional Class:
Shares Sold	715,601	1,591,893
Shares Reinvested	85,990	33,188
Shares Redeemed	(1,093,890)	(432,459)
Net increase (decrease) in shares of beneficial interest outstanding	(292,299)	1,192,622

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class N

	For the		For the		For the	For the
	Six Months Ended		Year Ended		Year Ended	Period Ended
	May 31,		November 30,		November 30,	November 30,
	2019		2018		2017	2016*
	(Unaudited)
Net asset value, beginning of period	$11.01		$12.86		$10.60	$10.00
Activity from investment operations:
Net investment income (1)	0.05		0.09		0.02	0.00	(2)
Net realized and unrealized gain (loss) on investments	(0.19)		(1.85)		2.29	0.60
Total from investment operations	(0.14)		(1.76)		2.31	0.60
Paid-in-capital from redemption fees (2)	0.00		0.00		0.00	0.00
Less distributions from:
Net investment income	(0.16)		(0.03)		(0.05)	—
Net realized gain	—		(0.06)		—	—
Total distributions	(0.16)		(0.09)		(0.05)	—
Net asset value, end of period	$10.71		$11.01		$12.86	$10.60
Total return (3)	(1.22	)% (5)	(13.79	)% (4)	21.82%	6.00	% (5)
Net assets, end of period (000s)	$909		$1,032		$974	$170
Ratio of gross expenses to average net assets (6)	1.96	% (7)	1.87%		2.53%	9.21	% (7)
Ratio of net expenses to average net assets	1.65	% (7)	1.65%		1.65%	1.65	% (7)
Ratio of net investment income to average net assets	0.97	% (7)	0.73%		0.17%	0.05	% (7)
Portfolio Turnover Rate	12	% (5)	14%		8%	6	% (5)

*	Moerus Worldwide Value Fund commenced operations on May 31, 2016.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Less than $0.005 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the adviser not absorbed a portion of the Fund expenses, total returns would have been lower.

(4)	As a result of a trade error, the Fund’s Class N experienced a loss totaling $21 for the year ended November 30, 2018, all of which was reimbursed by the adviser; there was no effect on total return due to trade error.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(7)	Annualized.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Institutional Class

	For the		For the		For the	For the
	Six Months Ended		Year Ended		Year Ended	Period Ended
	May 31,		November 30,		November 30,	November 30,
	2019		2018		2017	2016*
	(Unaudited)
Net asset value, beginning of period	$11.05		$12.90		$10.61	$10.00
Activity from investment operations:
Net investment income (loss) (1)	0.07		0.12		0.06	(0.00	) (2)
Net realized and unrealized gain (loss) on investments	(0.21)		(1.86)		2.28	0.61
Total from investment operations	(0.14)		(1.74)		2.34	0.61
Paid-in-capital from redemption fees	0.00	(2)	0.00	(2)	0.00 (2)	—
Less distributions from:
Net investment income	(0.19)		(0.05)		(0.05)	—
Net realized gain	—		(0.06)		—	—
Total distributions	(0.19)		(0.11)		(0.05)	—
Net asset value, end of period	$10.72		$11.05		$12.90	$10.61
Total return (3)	(1.21	)% (5)	(13.55	)% (4)	22.16%	6.10	% (5)
Net assets, end of period (000s)	$47,773		$52,443		$45,842	$4,573
Ratio of gross expenses to average net assets (6)	1.71	% (7)	1.62%		2.03%	10.22	% (7)
Ratio of net expenses to average net assets	1.40	% (7)	1.40%		1.40%	1.40	% (7)
Ratio of net investment income (loss) to average net assets	1.24	% (7)	1.00%		0.47%	(0.08	)% (7)
Portfolio Turnover Rate	12	% (5)	14%		8%	6	% (5)

*	Moerus Worldwide Value Fund commenced operations on May 31, 2016.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period. the period.

(2)	Less than $0.005 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. Total returns are historical in nature and assumes changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the adviser not absorbed a portion of the Fund expenses, total returns would have been lower.

(4)	As a result of a trade error, the Fund’s Institutional Class experienced a loss totaling $900 for the year ended November 30, 2018, all of which was reimbursed by the adviser; there was no effect on total return due to trade error.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(7)	Annualized.

See accompanying notes to financial statements.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2019

1.	ORGANIZATION

The Moerus Worldwide Value Fund (the “Fund”) is a de-facto diversified series of Northern Lights Fund Trust IV (the “Trust”), a trust organized under the laws of the State of Delaware on June 2, 2015, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is long-term capital appreciation. The Fund commenced operations on May 31, 2016.

The Fund currently offers Class N and Institutional Class shares, which are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”, including Accounting Standards Updates (‘ASU”) 2013-08. Fund level income and expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on their relative net assets within the Fund. Class specific expenses are allocated to that share class.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase may be valued at amortized cost which approximates fair value. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Mutual funds are valued at their respective net asset value per share (“NAV”) as reported by such investment companies. Exchange-traded funds (“ETFs”) are valued at the last reported sale price or official closing price. Mutual funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and ETFs, after their initial public offering, frequently trade at a price per share, which is different than the NAV. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Fund will not change.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist from a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

Fair Valuation Process. As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019

models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2019 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$43,998,768	$—	$—	$43,998,768
Money Market Fund	4,365,937	—	—	4,365,937
Total	$48,364,705	$—	$—	$48,364,705

There were no transfers between any level during the six months ended May 31, 2019.

It is the Fund’s policy to record transfers into or out of any Level at the end of the reporting period.

The Fund did not hold any Level 2 or Level 3 securities during the period.

*	Please refer to the Portfolio of Investments for industry classifications.

Foreign Currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

Foreign Currency Risk: Currency investing and trading risks include market risk, credit risk and currency risk. Market risk results from adverse changes in exchanges in exchange rates. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Investment Risk: Foreign investing involves adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using effective yield method. Dividend income and expense are recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019

the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends and foreign capital gain taxes have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP and are recorded on the ex-dividend date. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards, etc.) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in the Fund’s November 30, 2019 tax returns. The Fund identified its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. During the six months ended May 31, 2019, the Fund did not incur any interest or penalties. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended May 31, 2019, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $5,540,313 and $7,433,596, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Moerus Capital Management LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, oversees the daily operations of the Fund, manages the Fund’s portfolio and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.95% of the Fund’s average daily net assets. For the six months ended May 31, 2019, the Fund incurred $233,012 in advisory fees.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2020, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.65% and 1.40% of the Fund’s average daily net assets attributable to Class N shares and Institutional Class shares, respectively. During the six months ended May 31, 2019, the Adviser waived fees and reimbursed expenses in the amount of $76,026 pursuant to its contractual agreement.

If the Adviser waives any fees or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Adviser shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expenses to exceed the respective expense limitation. The Adviser may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the waiver agreement (or any similar agreement).

Cumulative expenses subject to recapture pursuant to the aforementioned conditions as of November 30, 2018 will expire on November 30 of the following years:

	November 30, 2019	November 30, 2020	November 30, 2021
Moerus Worldwide Value Fund	$139,247	$173,712	$119,091

Foreside Fund Services, LLC (the “Distributor”), is the distributor for the shares of the Fund. Shares of the Fund are offered on a continuous basis.

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) for Class N shares, pursuant to Rule 12b-1 of the 1940 Act, which allows the Fund to pay the Fund’s distributor an annual fee for distribution and shareholder servicing expenses of up to 0.25% of the Fund’s average daily net assets attributable to Class N shares. For the six months ended May 31, 2019, the Fund incurred $1,221 in distribution and shareholder servicing fees.

Gemini Fund Services, LLC (“GFS”) – GFS provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund as shown in the Statement of Operations. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund which are included in the compliance officer fees in the Statement of Operations.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund which are included in the shareholder reporting expenses in the Statement of Operations.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019

companies including NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of May 31, 2019, Charles Schwab & Co., Inc. held approximately 61.3% of the voting securities of the Moerus Worldwide Value Fund, and therefore, may be deemed to control the Fund.

6.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 90 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs. For the six months ended May 31, 2019, Class N assessed $65 and the Institutional Class assessed $3,065 in redemption fees.

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION - TAX BASIS

At May 31, 2019, the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation (depreciation) of securities, are as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Tax Cost	Appreciation	Depreciation	Depreciation
Moerus Worldwide Value Fund	$54,785,559	$1,028,355	$(7,449,209)	$(6,420,854)

8.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid during the years ended November 30, 2018 and November 30, 2017 were as follows:

	Fiscal Year Ended		Fiscal Year Ended
	November 30, 2018		November 30, 2017
Ordinary Income	$437,921	*	$48,740	*
Long-Term Capital Gain	31,321		—
	$469,242		$48,740

*	The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to allowable foreign tax credits of $42,665 for the fiscal year ended November 30, 2018 and $25,138 for the fiscal year ended November 30, 2017, which have been passed through to the Fund’s underlying shareholders and are deemed dividends for tax purposes.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019

As of November 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$795,479	$—	$—	$(13,372)	$—	$(5,791,557)	$(5,009,450)

The unrealized depreciation in the table above includes unrealized foreign currency gains of $1,073. The difference between book basis and tax basis unrealized depreciation, undistributed net investment income, and accumulated net realized losses from security transactions is primarily attributable to the tax deferral of losses on wash sales and mark-to-market on passive foreign investment companies.

At November 30, 2018, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring
Short-Term	Total
$13,372	$13,372

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, resulted in reclassification for the year ended November 30, 2018 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$(2,408)	$2,408

9.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019

11.	TAX INFORMATION (UNAUDITED)

The Moerus Worldwide Value Fund designates the following for federal income tax purposes for the years ended November 30, 2018 and November 30, 2017:

	Fiscal Year Ended	Fiscal Year Ended
	November 30, 2018	November 30, 2017
Foreign Taxes Paid	$42,665	$25,138
Foreign Source Income	1,065,618	493,222
	$1,108,283	$518,360

MOERUS WORLDWIDE VALUE FUND
EXPENSE EXAMPLE (Unaudited)
May 31, 2019

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as disclosed in the table below.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending
	Beginning	Account	Annualized	Expenses Paid
	Account Value	Value	Expense	During Period
	12/1/18	5/31/19	Ratio	12/1/18-5/31/19
Actual*
Class N	$1,000.00	$ 987.80	1.65%	$ 8.18
Institutional Class	$1,000.00	$ 987.90	1.40%	$ 6.94
Hypothetical*
(5% return before expenses)
Class N	$1,000.00	$ 1,016.70	1.65%	$ 8.30
Institutional Class	$1,000.00	$ 1,017.95	1.40%	$ 7.04

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182), divided by the number of days in the fiscal year (365).

MOERUS WORLDWIDE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2019

Approval of the Investment Advisor Agreement Renewal– Moerus Capital Management, LLC

In connection with the meeting of the Board of Trustees (the “Board” or “Trustees”) of Northern Lights Fund Trust IV (the “Trust”), held on April 25, 2019, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Moerus Advisory Agreement”) between Moerus Capital Management, LLC (“Moerus Capital”) and the Trust, with respect to Moerus Worldwide Value Fund (the “Fund”). In considering the approval of the Moerus Advisory Agreement, the Trustees received materials specifically relating to the Moerus Advisory Agreement.

The Board reviewed and discussed the 15(c) materials that were provided in advance of the meeting and deliberated on the approval of the Moerus Advisory Agreement. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Moerus Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Moerus Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees reviewed materials provided by Moerus Capital related to the proposed renewal of the Moerus Advisory Agreement with respect to the Fund, including, a description of the manner in which investment decisions are made and executed, a review of the professional personnel that monitor and execute the investment process. The Trustees discussed the extent of Moerus Capital’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Trustees then reviewed the capitalization of Moerus Capital based on financial information provided by Moerus Capital and concluded that Moerus Capital was sufficiently capitalized. The Trustees concluded that Moerus Capital had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to perform its duties under the Moerus Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Moerus Capital to the Fund were satisfactory.

Performance. The Trustees reviewed the performance as compared to its peer group, Morningstar category and benchmark for the one year and since inception periods. The Board noted that one-year performance of -16.34% underperformed the benchmark MSCI All County World Index performance of -7.48%, and the Fund’s performance since inception was 5.78%, which also underperformed the benchmark of 9.80%. The Trustees noted that the Fund underperformed the peer group median and its Morningstar Category for both periods. The Trustees noted, however, the Fund’s standard deviation ranking was in the second quartile compared to its peer group and first quartile compared to is Morningstar period for the one-year period. After further discussion, the Trustees concluded that overall, the Fund’s past performance was satisfactory and in-line with its investment objectives and level of risk.

Fees and Expenses. The Trustees noted that Moerus Capital’s advisory fee of 0.95% was below the 1.02% average of fees charged by the funds in the Broadridge peer group and slightly higher than the 0.93% average fee charged by funds in its Morningstar category. The Trustees discussed the Fund’s 1.40% net expense ratio, which was higher than both the peer group and Morningstar category averages of 1.17% and 1.15%, respectively, but well below the Morningstar category high of 2.00%. Given these considerations, the Trustees concluded that the advisory fee was not unreasonable.

Economies of Scale. The Trustees discussed the size of the Fund and its prospects for growth, concluding that it had not yet achieved meaningful economies that would necessitate the establishment of

MOERUS WORLDWIDE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
May 31, 2019

breakpoints. They noted that Moerus Capital indicated its willingness to discuss breakpoints with the Trustees as Moerus’ Capital’s asset size grows.

Profitability. The Trustees reviewed Moerus Capital’s profitability analysis in connection with its management of Moerus Worldwide and acknowledged that Moerus Capital’s was managing the Fund at a loss. The Trustees concluded, therefore, that Moerus Capital’s profitability was not an issue at this time.

Conclusion. Having requested and received such information from Moerus Capital as the Board believed to be reasonably necessary to evaluate the terms of the Moerus Advisory Agreement, and as assisted by the advice of independent counsel, the Board determined that the renewal of the Moerus Advisory Agreement was in the best interests of Moerus Worldwide and its shareholders.

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. August 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies will be available without charge, upon request, by calling 1-844-663-7871 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-844-663-7871.

ADVISER
Moerus Capital Management, LLC
307 West 38th Street, Suite 2003
New York, NY 10018

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 7/29/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 7/29/2019

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 7/29/2019